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                                                                    EXHIBIT 10.2


(DEAN FOODS(TM) LOGO)

                               DEAN FOODS COMPANY
                           THIRD AMENDED AND RESTATED
                             1989 STOCK AWARDS PLAN

     1. Purpose of the Plan. This Plan shall be known as the Dean Foods Company Third Amended and Restated 1989 Stock Awards Plan. The purpose of the Plan is to attract and retain the best available persons for positions of substantial responsibility and to provide incentives to such persons to promote the success of the business of Dean Foods Company and its subsidiaries.

     Certain options granted under this Plan are intended to qualify as "incentive stock options" pursuant to Section 422 of the Internal Revenue Code of 1986, as amended from time to time.

     2. Definitions. The following definitions are applicable to the Plan:

     "Authorized Officers" shall have the meaning set forth in Section 18 hereof.

     "Award" shall have the meaning set forth in Section 6 hereof.

     "Board" means the Board of Directors of the Company.

     "Change in Control" means (1) any "person" (as such term is used in Section 13(d) of the Exchange Act but specifically excluding the Company, any wholly-owned subsidiary of the Company and/or any employee benefit plan maintained by the Company or any wholly-owned subsidiary of the Company) becomes the "beneficial owner" (as determined pursuant to Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities; or (2) during any period of two (2) consecutive years (not including any period prior to the effective date of this amendment and restatement), individuals who at the beginning of such period constitute the members of the Board and any new director, whose election to the Board or nomination for election to the Board by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or (3) the Company or any Subsidiary shall merge with or consolidate into any other company, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately

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thereafter securities representing more than sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity
(or its ultimate parent, if applicable) outstanding immediately after such merger or consolidation; or (4) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets or such a plan is commenced.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

     "Committee" means the committee described in Section 18 that administers the Plan or, if no such committee has been appointed, the full Board.

     "Common Stock" means the common stock, $0.01 par value per share, of the Company. Except as otherwise provided herein, all Common Stock issued pursuant to this Plan shall have the same rights as all other issued and outstanding shares of Common Stock, including but not limited to voting rights, the right to dividends, if declared and paid, and the right to pro rata distributions of the Company's assets in the event of liquidation.

     "Company" means Dean Foods Company, a Delaware corporation formerly known as Suiza Foods Corporation.

     "Consultant" means any consultant or advisor who renders bona fide services to the Company or one of its Subsidiaries, which services are not in connection with the offer or sale of securities in a capital-raising transaction.

     "Date of Grant" shall have the meaning set forth in Section 7 hereof.

     "Employee" means any officer or other key employee of the Company or one of its Subsidiaries (including any director who is also an officer or key employee of the Company or one of its Subsidiaries).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exercise Price" shall have the meaning set forth in Section 8 hereof.

     "Fair Market Value" means the closing sale price (or average of the quoted closing bid and asked prices if there is no closing sale price reported) of the Common Stock on the date specified as reported by the principal national exchange or trading system on which the Common Stock is then listed or traded. If there is no reported price information for the Common Stock, the Fair Market Value will be determined by the Board or the Committee, in its sole discretion. In making such determination, the Board or the Committee may, but shall not be obligated to, commission and rely upon an independent appraisal of the Common Stock.


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     "Immediate Family Members" shall have the meaning set forth in Section
14(d) hereof.

     "Non-Employee Director" means an individual who is a "non-employee director" as defined in Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3).

     "Nonqualified Option" means any Option that is not a Qualified Option.

     "Option" means a stock option granted pursuant to Section 6 of this Plan.

     "Optionee" means any Employee, Consultant or Non-Employee Director who receives an Option.

     "Original Sponsor" shall have the meaning set forth in Section 3 hereof.

     "Participant" means any Employee, Consultant or Non-Employee Director who receives an Award pursuant to this Plan.

     "Qualified Option" means any Option that is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

     "Qualifying Retirement" means retirement by a Participant from employment or other service to the Company or any Subsidiary after such Participant reaches the age of 65.

     "Restricted Stock" means Common Stock awarded to an Employee, Consultant or Non-Employee Director pursuant to Section 6(c) of this Plan.

     "Rule 16b-3" means Rule 16b-3 of the rules and regulations under the Exchange Act, as Rule 16b-3 may be amended from time to time, and any successor provisions to Rule 16b-3 under the Exchange Act.

     "Subsidiary" means any now existing or hereinafter organized or acquired company of which more than fifty percent (50%) of the issued and outstanding voting interests are owned or controlled directly or indirectly by the Company or through one or more Subsidiaries of the Company.

     "10-Percent Stockholder" shall have the meaning set forth in Section 8 hereof.

     3. Term of Plan. This Plan was adopted by the Company in December 2001 in connection with the Company's acquisition of the former Dean Foods Company (which company was merged into a Subsidiary of the Company now known as Dean Holding Company) (such predecessor being herein referred to as the "Original Sponsor"). Such adoption was approved by the shareholders of the Company at a special meeting of shareholders held September 21, 2001. This Plan was first adopted by the Board of


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Directors of the Original Sponsor on August 2, 1989. The Plan shall continue in effect until terminated pursuant to Section 18 hereof.

     4. Shares Subject to the Plan. Upon completion of the acquisition of the Original Sponsor by the Company on December 21, 2001, all outstanding Awards under this Plan were automatically converted pursuant to the terms of the Agreement and Plan of Merger dated April 4, 2001 by and among the Company (then known as Suiza Foods Corporation), a Delaware corporation, Blackhawk Acquisition Corp., a Delaware corporation and Dean Foods Company, a Delaware corporation (now known as Dean Holding Company). From and after the effective date of such acquisition, the number of shares of Common Stock which may be issued pursuant to Awards granted under the Plan shall not exceed, in the aggregate, 3,789,728 shares (subject to adjustment as provided in Section 17 hereof) PLUS the number of shares that would have been issuable under any Awards that, after December 21, 2001, expire unexercised or are cancelled, terminated, surrendered or forfeited in any manner without the issuance of shares of Common Stock thereunder, which shares shall again be available for the grant of additional Awards under the Plan; provided that any individual grant may not exceed, in the case of Options, 1,000,000 Options, and in the case of stock Awards, 500,000 shares. Shares of Common Stock issuable hereunder may be either authorized but unissued shares, treasury shares, or a combination thereof, as the Committee shall determine.

     5. Eligibility. Qualified Options may be granted under Section 6 of this Plan to such Employees of the Company or its Subsidiaries as may be determined by the Board or the Committee; other Awards may be granted under Section 6 of the Plan to such Employees, Consultants and Non-Employee Directors of the Company or its Subsidiaries as may be determined by the Board or the Committee

     6. Grant of Options, SARs, Restricted Stock, Performance Shares and Other Awards. The Board or Committee may from time to time grant to eligible Employees, in accordance with this paragraph 6 and the other provisions of this Plan, Options, stock appreciation rights ("SARs"), Restricted Stock, performance share awards and other awards (any award granted under this Plan being herein referred to as an "Award"). Subject to the limitations and qualifications set forth below or elsewhere in this Plan, the Board or the Committee (or the Authorized Officers, to the extent permitted by Section 18 of this Plan) shall determine the number of Options, shares of Restricted Stock or other Awards to be granted, the number of shares subject to each Award, the Exercise Price of each Option, the vesting and exercise period of each Award and such other terms and conditions of each Award, if any, as are consistent with the provisions of this Plan. All Awards must be evidenced by a written Award agreement, signed by an authorized officer of the Company.

          (a) Options. Options granted under this Plan may be Qualified Options within the meaning of Section 422A of the Code or any successor provision, or Non-Qualified Options; except that Qualified Options may only be granted to eligible Employees, and no Qualified Option may be granted under this Plan after July 24, 2007. In connection with the granting of Qualified Options, the aggregate Fair Market Value


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(determined at the Date of Grant of a Qualified Option) of the shares with respect to which Qualified Options are exercisable for the first time by an Optionee during any calendar year (under all such plans of the Optionee's employer company and its parent and subsidiary corporations as defined in
Section 424(e) and (f) of the Code, or a corporation or a parent or subsidiary corporation of such corporation issuing or assuming an Option in a transaction to which Section 424(a) of the Code applies (collectively, such companies described in this sentence are hereinafter referred to as "Related Companies")) shall not exceed $100,000 or such other amount as from time to time provided in
Section 422(d) of the Code or any successor provision.

          (b) SARs.

               (i) Subject to the limitations set forth herein, an SAR shall entitle its holder to receive from the Company, at the time of exercise of such right, an amount equal to the excess of the fair market value (at the date of exercise) of a share of Common Stock over a specified price fixed by the Board or the Committee multiplied by the number of shares as to which the holder is exercising the SAR. SARs may be in tandem with any previously or contemporaneously granted Option or independent of any Option. The specified price of a tandem SAR shall be the Option price of the related Option. The amount payable may be paid by the Company in Common Stock (valued at its Fair Market Value on the date of exercise), cash or a combination thereof, as the Board or the Committee may determine, which determination may take into consideration any preference expressed by the holder.

               (ii) To the extent a tandem SAR is exercised, the related Option will be cancelled and, to the extent the related Option is exercised, the tandem SAR will be cancelled.

          (c) Restricted Stock.

               (i) The Board or the Committee may award to any eligible Employee, Non-Employee Director or Consultant shares of Common Stock, subject to this paragraph 6(c) and such other terms and conditions as the Board or the Committee may prescribe (such shares being called "Restricted Stock").

               (ii) There shall be established for each Restricted Stock Award a restriction period (the "restriction period"), of such length as shall be determined by the Board or the Committee. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, during the restriction period. Except for such restrictions on transfer and such other restrictions as the Committee may impose, the Participant shall have all the rights of a holder of Common Stock as to such Restricted Stock. The Board or the Committee, in its sole discretion, may permit or require the payment of any cash dividends to be deferred and, if the Board or the Committee so determines, reinvested in additional Restricted Stock or otherwise invested or accruing a yield.


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          (d) Performance Share Awards. A performance share Award shall entitle its holder to receive from the Company, following the expiration of a period of at least one fiscal year specified by the Committee or the Board (the "performance measurement period"), cash or Common Stock or a combination thereof as determined by the Committee or the Board (either at the time of grant or thereafter) in an aggregate amount based on the level of achievement during the performance measurement period of one or more Company financial performance criteria (such criteria to be determined by the Board or the Committee in its sole discretion). The aggregate amount received by a Participant shall be determined by a formula for such Participant established by the Committee or the Board not later than the ninetieth day of the performance measurement period. The formula shall establish a range between a minimum level of achievement before any amount will be received and a level of achievement at or above which the maximum potential amount will be received.

          (e) Other Awards.

               (i) Other Awards may be granted under this Plan, including, without limitation, convertible debentures, other convertible securities and other forms of Award measured in whole or in part by the value of shares of Common Stock, the performance of the Participant, or the performance of the Company, any Subsidiary or any operating unit thereof. Such Awards may be payable in Common Stock, cash or a combination thereof, and shall be subject to such restrictions and conditions as the Board or the Committee shall determine. At the time of such an Award, the Board or Committee shall, if applicable, determine a performance period and performance goals to be achieved during the performance period, subject to such later revisions as the Board or Committee shall deem appropriate to reflect significant unforeseen events such as changes in laws, regulations or accounting practices, unusual or nonrecurring items or occurrences. Following the conclusion of each performance period, the Board or Committee shall determine the extent to which performance goals have been attained or a degree of achievement between maximum and minimum levels during the performance period in order to evaluate the level of payment to be made, if any.

               (ii) The purchase price per share of Common Stock under other Awards involving the right to purchase Common Stock (including for this purpose the right to purchase Common Stock upon the conversion of convertible securities) shall be fixed by the Board or Committee at not less than 85% of the Fair Market Value of a share of Common Stock on the date of Award and not less than the par value of a share of Common Stock.

               (iii) A Participant may elect to defer all or a portion of any such Award in accordance with procedures established by the Board or Committee. Deferred amounts will be subject to such terms and conditions and shall accrue such yield thereon (which may be measured by the Fair Market Value of the Common Stock and dividends thereon) as the Board or Committee may determine. Payment of deferred amounts may be in cash, Common Stock or a combination thereof, as the Board or Committee may determine. Deferred amounts shall be considered an Award under the Plan. The Board


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or Committee may establish a trust or trusts to hold deferred amounts or any portion thereof for the benefit of Participants.

          (f) Cash Payments. SARs and Nonqualified Options may, in the Board's or Committee's discretion, provide that in connection with exercises thereof the holders will receive cash payments based on formulas designed to reimburse holders for their income tax liability resulting from such exercise and the payment made pursuant to this paragraph 6(f).

          (g) Surrender. If so provided by the Board or Committee at or subsequent to the time of grant, an Award may be surrendered to the Company on such terms and conditions, and for such consideration, as the Board or Committee shall determine.

          (h) Foreign Alternatives. Without amending and notwithstanding the other provisions of this Plan, in the case of any Award to be held by any Participant who is employed outside the United States or who is a foreign national, the Committee or the Board may specify that such Award shall be made on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee or the Board, be necessary or desirable to further the purposes of the Plan.

     7. Date of Grant. The date of grant of an Award granted under this Plan (the "Date of Grant") shall be the date on which the Board or the Committee grants the Award or, if the Board or the Committee so determines, the date specified by the Board or the Committee as the date the Award is to be effective. Notice of the grant shall be given to each Participant to whom an Award is granted promptly after the date of such grant.

     8. Price. The exercise price for each Option (the "Exercise Price") granted pursuant to Section 6 of this Plan shall be determined by the Board or the Committee at the Date of Grant; provided, however, that the Exercise Price (a) for any Qualified Option shall not be less than 100% of the Fair Market Value of the Common Stock on the day before the Date of Grant, and (b) for any Nonqualified Option, not less than 85% of the Fair Market Value of the Common Stock on the Date of Grant. If the Optionee owns on the Date of Grant more than 10 percent of the total combined voting power of all classes of stock of the Company or its parent or any of its Subsidiaries, as more fully described in
Section 422(b)(6) of the Code or any successor provision (such stockholder is referred to herein as a "10-Percent Stockholder"), the Exercise Price for any Qualified Option granted to such Optionee shall not be less than 110% of the Fair Market Value of the Common Stock on the day before the Date of Grant. The Board or the Committee in its discretion may award shares of Restricted Stock, Performance Share Awards and other Awards not involving the right to purchase Common Stock under Section 6 of this Plan to Participants without requiring the payment of cash consideration for such shares.

     9. Vesting. (a) Subject to the provisions of this Plan, each Award granted under this Plan shall vest or be subject to forfeiture in accordance with the provisions set


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forth in the applicable Award agreement. If no vesting provisions are set forth in an Award agreement, the Award shall vest ratably over a three-year period.

          (b) In addition to the vesting provisions contained in each Option agreement, each Option granted under the Plan shall also be subject to the following additional vesting provisions:

               (i) Each unvested Option shall immediately vest in full upon the death of the holder of such Option;

               (ii) Each unvested Option shall immediately vest in full upon any Change in Control;

               (iii) Each unvested Option shall immediately vest in full upon the permanent and total disability (as defined within the meaning of Section 22(e)(3) of the Code) of the holder of such Option; and

               (iv) In the event of the Qualifying Retirement of an Optionee, all unvested Options held by such Optionee shall automatically vest in full as of the effective date of such Optionee's Qualifying Retirement.

     10. Exercise. (a) An Award will not be deemed to be validly exercised, and shares will not be issued, until payment of any applicable Exercise Price is received by the Company. A Participant may pay the Exercise Price of an Award by the delivery of cash, check or wire transfer, or in shares of Common Stock already owned by the Participant, or a combination of the foregoing having a total Fair Market Value on the date of payment equal to the total Exercise Price. The Committee shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of the Common Stock for such purpose as it deems appropriate.

          (b) If the shares to be issued upon the exercise of an Award are covered by an effective registration statement under the Securities Act of 1933, as amended, any Award may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a fully- and duly-endorsed agreement evidencing such Award, together with instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such Award to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220, or any successor provision, and any other applicable regulations.

     11. Expiration of Awards. If a Participant ceases to be an Employee or Non-Employee Director of the Company or any Subsidiary for any reason, unless the Award


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agreement provides otherwise, such Participant's unexercised Awards (whether vested or not) shall expire on the earlier of (1) the expiration date contained in the corresponding Award agreement, or (2) (a) 60 days following the date such Participant ceases to be an Employee or Non-Employee Director of the Company or any Subsidiary, if such cessation of service is not due to the death, Qualifying Retirement or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Participant, (b) 12 months following the date such Participant ceases to be an Employee or Non-Employee Director of the Company or any Subsidiary, if such cessation of service is due to the death or permanent and total disability (as defined above) of the Participant, or (c) such later date as may be set forth in the corresponding option agreement. Awards held by a Participant who has retired pursuant to a Qualifying Retirement will remain exercisable until the earlier of (i) the date indicated in the applicable Award agreement, and (ii) the first anniversary of the Participant's death. Upon the death of a Participant, any vested and unexercised Award may be exercised by the Participant's estate or by a person who acquires the right to exercise such Award by bequest or inheritance or by reason of the death of the Participant, provided that such exercise occurs within both the remaining term of the Award and 12 months after the date of the Participant's death. Notwithstanding the foregoing, Qualified Options may only be exercised during the Participant's lifetime by the Participant.

     Notwithstanding any provision of this Plan or any Award agreement to the contrary, no Participant may, under any circumstances, exercise a vested Award following termination of employment if the Participant is discharged due to the Participant's willful or intentional fraud, embezzlement or other conduct seriously detrimental to the Company or any Subsidiary. The determination of whether or not a Participant has been discharged for any of the reasons specified in the preceding sentence will be made by the Committee or the Board.

     12. Option Financing. Upon the exercise of any Option granted under this Plan, the Company may, but shall not be required to, make financing available to the Participant for the purchase of shares of Common Stock pursuant to such Option on such terms as the Board or the Committee may specify.

     13. Withholding of Taxes. The Board or the Committee shall make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority to withhold in connection with any Award including, but not limited to, withholding the issuance of all or any portion of the shares of Common Stock subject to such Award until the Participant reimburses the Company for the amount it is required to withhold with respect to such taxes, canceling any portion of such issuance in an amount sufficient to reimburse the Company for the amount it is required to withhold or taking any other action reasonably required to satisfy the Company's withholding obligation.

     14. Conditions Upon Issuance of Shares. (a) The Company shall not be obligated to sell or issue any shares upon the exercise or vesting of any Award granted


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under the Plan unless the issuance and delivery of shares complies with all provisions of applicable federal and state securities laws and the requirements of any national exchange or trading system on which the Common Stock is then listed or traded.

          (b) As a condition to the issuance of Common Stock pursuant to any Award, the Company may require the recipient of such Award to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of applicable federal and state securities laws.

          (c) The Company shall not be liable for refusing to sell or issue any shares pursuant to any Award if the Company cannot obtain authority from the appropriate regulatory bodies deemed by the Company to be necessary to sell or issue such shares in compliance with all applicable federal and state securities laws and the requirements of any national exchange or trading system on which the Common Stock is then listed or traded. In addition, the Company shall have no obligation to any Participant, express or implied, to list, register or otherwise qualify the shares of Common Stock covered by any Award.

          (d) No Participant will be, or will be deemed to be, a holder of any Common Stock subject to an Award unless and until the Award is vested, the Participant has exercised the Award, if applicable, paid any applicable Exercise Price for the subject shares of Common Stock and received the shares. Unless an award agreement provides otherwise, each unexercised Award (whether vested or not) shall be transferable only by will or the laws of descent and distribution; provided, however, that the Participant may transfer his or her unexercised Award (other than Qualified Options) without consideration to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts, or to a guardian under the Uniform Gift to Minors Act, for the exclusive benefit of such Immediate Family Members, or (iii) a partnership or other entity in which such Immediate Family Members are the only partners, provided that subsequent transfers of transferred Awards shall be prohibited except by will or the laws of descent and distribution. Following transfer, any such Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that, for purposes of each Award agreement and Section 10 hereof, the terms "Optionee" or "Participant" shall be deemed to refer to the transferee (however, the events of termination of employment, if any, set forth in the agreement and the obligation to pay withholding taxes shall continue to apply to the transferor). Notwithstanding the foregoing, Qualified Options shall be nontransferable except by will or the laws of descent and distribution, and may only be exercisable during the Participant's lifetime, by the Participant.

     15. Restrictions on Shares. Shares of Common Stock issued pursuant to this Plan may be subject to restrictions on transfer under applicable federal and state securities laws. The Board may impose such additional restrictions on the ownership and transfer of shares of Common Stock issued pursuant to the Plan as it deems desirable; any such restrictions shall be set forth in any Award agreement entered into hereunder.


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     16. Modification of Awards. At any time and from time to time, the Board or the Committee may execute an instrument providing for modification, extension or renewal of any outstanding Award, provided that no such modification, extension or renewal shall impair any Award without the consent of the holder of the Award. Notwithstanding the foregoing, in the event of a modification, extension or renewal of a Qualified Option, the Board or the Committee may increase the exercise price of such Option if necessary to retain the qualified status of such Option. Any amendment to the Plan shall apply to all Awards outstanding at the time of such amendment in addition to all Awards granted thereafter, subject to the limitations of the first sentence in this Section 16, but in no event shall it apply to any Qualified Option if such action would cause the Qualified Option to lose its tax-advantaged status.

     17. Effect of Change in Stock Subject to the Plan. In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders) shall be changed into or exchanged for a different number or kind of shares of stock of the Company or of another company (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise), or in the event a stock split or stock dividend or similar transaction occurs, then there shall be substituted for each share of Common Stock then subject to Awards or available for Awards the number and kind of shares of stock into which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or exchanged, or the number of shares of Common Stock as is equitably required in the event of a stock split or stock dividend or similar transaction, together with an appropriate adjustment of the Exercise Price. The Board may, but shall not be required to, provide additional anti-dilution protection to a Participant under the terms of the Participant's Award agreement.

     18. Administration. (a) The Plan shall be administered by the Board or by a committee of the Board comprised solely of two or more Non-Employee Directors appointed by the Board who meet the independence standard established from time to time by the New York Stock Exchange (the "Committee"). Awards may be granted under Section 6 (i) by the Board as a whole, or (ii) by majority agreement of the members of the Committee. In addition, to the extent permitted by applicable law (including the Exchange Act and the Code), the Board or the Committee may at any given time authorize an aggregate number of Awards to be granted to eligible Employees, and then authorize one or more officers of the Company (the "Authorized Officers") to allocate such Awards among eligible Employees; provided that the Authorized Officers may not allocate Awards to themselves or other executive officers, and the terms of the Awards, including the Exercise Price (if any) must be established by the Board or the Committee. Award agreements, in the forms as approved by the Board or the Committee, and containing such terms and conditions consistent with the provisions of this Plan as are determined by the Board or the Committee, may be executed on behalf of the Company by the Chairman of the Board, the President or any Vice President of the Company. The Board or the Committee shall have complete authority to construe, interpret and administer the provisions of this Plan and the provisions of the Award agreements


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granted hereunder; to prescribe, amend and rescind rules and regulations pertaining to this Plan; to suspend or discontinue this Plan; and to make all other determinations necessary or deemed advisable in the administration of this Plan. The determinations, interpretations and constructions made by the Board or the Committee shall be final and conclusive. No member of the Board or the Committee shall be liable for any action taken, or failed to be taken, made in good faith relating to this Plan or any Award thereunder, and the members of the Board or the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the fullest extent permitted by law.

          (b) Subject to any applicable requirements of Rule 16b-3 or of any national exchange or trading system on which the Common Stock is then listed or traded, and subject to the stockholder approval requirements of Sections 422 and 162(m)(4)(C) of the Code, the Board may amend any provision of this Plan in any respect in its discretion.

     19. Continued Employment Not Presumed. Nothing in this Plan or any document describing it nor the grant of any Award shall give any Participant the right to continue in the employment of the Company or affect the right of the Company to terminate the employment of any such person with or without cause. No Employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

     20. Liability of the Company. Neither the Company, its directors, officers or Employees or the Committee, nor any Subsidiary which is in existence or hereafter comes into existence, shall be liable to any Participant or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Qualified Option granted hereunder does not qualify for tax treatment as an incentive stock option under Section 422 of the Code.

     21. GOVERNING LAW. THIS PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND THE UNITED STATES, AS APPLICABLE, WITHOUT REFERENCE TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

     22. Severability of Provisions. If any provision of this Plan is determined to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the remaining provisions of the Plan, but such invalid, illegal or unenforceable provision shall be fully severable, and the Plan shall be construed and enforced as if such provision had never been inserted herein.

                 Last Amended and Restated February 28, 2005


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